LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

(formerly, Loomis Sayles Intermediate Duration Fixed Income Fund)

Supplement dated June 11, 2010 to the Loomis Sayles Institutional Funds Statement of Additional Information (the “SAI”), dated February 1, 2010, as may be revised and supplemented from time to time.

Effective May 28, 2010, all references in the SAI to Loomis Sayles Intermediate Duration Fixed Income Fund are hereby changed to Loomis Sayles Intermediate Duration Bond Fund.